                                                                    EXHIBIT 99.7




                                 LIGHTSPAN, INC.

                       FIRST AMENDMENT TO RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO RIGHTS AGREEMENT (this "AGREEMENT") is made as of September 9, 2003 between LIGHTSPAN, INC., a Delaware corporation (the "COMPANY"), and COMPUTERSHARE INVESTORS SERVICES, L.L.C. (the "RIGHTS AGENT").

         WHEREAS, the Company and the Rights Agent entered into that certain Rights Agreement dated as of February 14, 2002 (the "RIGHTS AGREEMENT") (capitalized terms used but not defined herein shall have the meaning assigned to them in the Rights Agreement); and

         WHEREAS, the Company and the Rights Agent desire to irrevocably amend the Rights Agreement as provided below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this First Amendment to Rights Agreement hereby agree as follows:

                                    AMENDMENT

1.       AMENDMENT OF THE RIGHTS AGREEMENT.

         1.1 A new Section 35 of the Rights Agreement is hereby added as follows:

                  "Section 35. Permitted Transactions. Reference is made to the Agreement and Plan of Merger by and among PLATO Learning, Inc., a Delaware corporation ("Parent"); LSPN Merger Corp., a Delaware corporation ("Merger Sub"); and the Company, dated as of September 9, 2003, as it may be amended from time to time (the "Merger Agreement"). All capitalized terms used in this
                  Section 35 shall have the meanings given to them in the Merger Agreement unless otherwise defined herein. Notwithstanding any other provision of this Agreement, neither Parent nor Merger Sub nor any of their respective Affiliates or Associates shall be an Acquiring Person, and neither a Distribution Date nor a Shares Acquisition Date shall occur, and the Rights will not separate from the Common Stock, as a result of the execution, delivery or performance of the Merger Agreement, the consummation of the Merger or the other transactions contemplated thereby in each case, in accordance with the terms thereof, as such terms may be amended by the parties thereto, and none of the Company, Parent, Merger Sub, nor the Surviving Corporation, nor any of their respective Affiliates or Associates, shall have any obligations under this Agreement to any holder (or former holder) of Rights as of and following the consummation of the Merger and/or the Effective Time."

                  Clause (iv) of Section 25(a) of the Rights Agreement is hereby amended by the addition of "except in connection with the transaction contemplated in Section 35 hereof" at the end of the clause.


                                       1.

2. NO OTHER AMENDMENT. Except as modified by this Amendment, the Rights Agreement shall remain in full force and effect without any modification. By executing this Amendment below, the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Rights Agreement. This Amendment shall be deemed an amendment to the Rights Agreement and shall become effective when executed and delivered by the Company and the Rights Agent as provided under Section 27 of the Rights Agreement. This Amendment shall be irrevocable and Parent and Merger Sub shall be express third party beneficiaries hereof.

3. EFFECT OF AMENDMENT. Except as and to the extent expressly modified by this Amendment, the Rights Agreement and the exhibits thereto, shall remain in full force and effect in all respects. In the event of a conflict between this Amendment and the Rights Agreement and the exhibits thereto, this Amendment shall govern.

4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]




                                       2.

         The parties hereto have caused this Amendment to be executed and delivered as of the day and year first written above.

                                        LIGHTSPAN, INC.


                                        -----------------------------------
                                        JOHN KERNAN
                                        Chairman of the Board and
                                        Chief Executive Officer

                                        COMPUTERSHARE INVESTOR SERVICES LLC

                                        By:
                                           --------------------------------

                                        Name:
                                             ------------------------------

                                        Title:
                                              -----------------------------




             [SIGNATURE PAGE TO FIRST AMENDMENT TO RIGHTS AGREEMENT]